UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 31, 2012

Date of Report

Date of earliest event reported

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 31, 2012, InfoSpace, Inc. (“InfoSpace” or “the Company”) filed a Current Report on Form 8-K under item 2.01 to report that it had completed the acquisition of the TaxACT business, pursuant to the terms of the Agreement and Plan of Merger described in, and filed with, the Form 8-K filed by InfoSpace on January 9, 2012. As a result of this acquisition, InfoSpace now owns 100% of TaxACT Holdings, Inc., which owns 100% of 2nd Story Software, Inc. (“2nd Story”), the operating company for the TaxACT business and the holder of all rights and assets of the TaxACT business. The predecessor entity to TaxACT Holdings, Inc. was 2SS Holdings, Inc., under which the TaxACT business operated prior to its acquisition by InfoSpace, and for which historical and pro forma financial information is presented in this Amended Current Report on Form 8-K/A. In that Form 8-K, InfoSpace stated that it would file the required financial information by amendment, and this Form 8-K/A is being filed to provide that financial information.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

The required financial statements for 2SS Holdings, Inc., for the five months ended September 30, 2011 and 2010 and for the years ended April 30, 2011, 2010, and 2009 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro forma financial information.

The following unaudited pro forma condensed consolidated financial statements of the Company consist of the Company’s historical consolidated statements of continuing operations for the year ended December 31, 2010 and for the nine months ended September 30, 2011 and consolidated balance sheet as of September 30, 2011, to give effect to the acquisition of 2SS Holdings, Inc. by the Company (collectively, the “Unaudited Pro Forma Condensed Consolidated Financial Statements”) on January 31, 2012. The unaudited pro forma condensed consolidated statements of continuing operations are presented as if the acquisition of 2SS Holdings, Inc. by the Company occurred on January 1, 2010 and the unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of 2SS Holdings, Inc. by the Company occurred on September 30, 2011. The Unaudited Pro Forma Condensed Consolidated Financial Statements are provided for informational purposes only and do not purport to reflect the results of operations that would have existed or occurred had such transaction taken place on the dates indicated, nor do they purport to reflect the financial condition or results of operations that will exist or occur in the future. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto, included in its Quarterly Report on Form 10-Q as of and for the period ended September 30, 2011, Amendment No. 1 to its Quarterly Report on Form 10-Q/A as of and for the period ended June 30, 2011, Amendment No. 2 to its Quarterly Report on Form 10-Q/A as of and for the period ended March 31, 2011, and in Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2010, and 2SS Holdings, Inc.’s historical unaudited consolidated financial statements for the five months ended September 30, 2011 and 2010 and its audited consolidated financial statements for the years ended April 30, 2011, 2010, and 2009 and the notes thereto, included in Exhibit 99.2 of this Form 8-K/A.

Pursuant to the Agreement and Plan of Merger, the Company acquired all of the outstanding stock of 2SS Holdings, Inc. in exchange for cash of $287.5 million, plus estimated transaction fees of approximately $1.3 million and debt origination costs of $3.3 million. The Unaudited Pro Forma Condensed Consolidated Financial Statements present the acquisition of 2SS Holdings, Inc. under the acquisition method of accounting, which reflects the allocation of the purchase price to the assets acquired and liabilities assumed based on their estimated fair value at the time of the merger. The Unaudited Pro Forma Condensed Consolidated Financial Statements reflect the preliminary purchase price allocation based on the Company’s best estimate of the fair value of the assets acquired and liabilities assumed. The preliminary purchase price allocation is subject to finalization of the valuation of intangible assets, other assets acquired and liabilities assumed, including tax-related assets and liabilities. The Company does not anticipate the final purchase price allocation to be materially different.

InfoSpace, Inc.

Unaudited Pro forma Condensed Consolidated Balance Sheet

As of September 30, 2011

(Amounts in thousands)

	InfoSpace (1)	2SS Holdings (2)	Presentation Adjustments (3)	Pro Forma Adjustments (4)	Pro forma
ASSETS
Current assets:
Cash and cash equivalents	$59,805	$29,662	$—	$(5,000)	$84,467
Short-term investments, available-for-sale	219,470	—	—	(185,796)	33,674
Accounts receivable, net	20,095	979	—	—	21,074
Other receivables, net	2,303	—	—	—	2,303
Inventories	—	20	—	—	20
Prepaid expenses and other current assets, net	1,314	295	—	3,296	4,905
Deferred income taxes	—	3,412	—	—	3,412

Total current assets	302,987	34,368	—	(187,500)	149,855
Property and equipment, net	6,055	1,278	—	189	7,522
Goodwill	44,815	—	—	181,914	226,729
Other intangible assets, net	1,662	—	—	150,700	152,362
Other long term assets:
Deposits	—	120	—	—	120
Investment in limited liability company	—	29	—	—	29
Other long-term assets, net	3,998	—	—	—	3,998

Total other long term assets	3,998	149	—	—	4,147
Total assets	$359,517	$35,795	$—	$145,303	$540,615

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,685	$2,380	$—	$—	$11,065
Deferred revenue	—	2,990	—	(2,853)	137
Accrued expenses and other current liabilities	20,816	511	—	—	21,327
Income taxes payable	—	4,068	—	—	4,068
Short term portion of debt	—	—	—	14,500	14,500
Shareholder distribution payable	—	—	—	18,579	18,579

Total current liabilities	29,501	9,949	—	30,226	69,676
Redeemable stock	—	60,000	—	(60,000)	—
Long term portion of debt	—	—	—	85,500	85,500
Deferred revenue	—	2,024	(2,024)	—	—
Deferred tax liability	—	214	—	52,745	52,959
Other long-term liabilities	758	—	2,024	(1,920)	862

Total liabilities	30,259	72,187	—	106,551	208,997
Stockholders’ equity:
Common stock	4	1	—	(1)	4
Additional paid-in capital	1,351,004	393	—	(393)	1,351,004
Accumulated deficit	(1,021,776)	(36,786)	—	39,146	(1,019,416)
Accumulated other comprehensive income	26	—	—	—	26

Total stockholders’ equity	329,258	(36,392)	—	38,752	331,618

Total liabilities and stockholders’ equity	$359,517	$35,795	$—	$145,303	$540,615

InfoSpace, Inc.

Unaudited Pro forma Condensed Consolidated Statements of Continuing Operations

Nine months ended September 30, 2011

(Amounts in thousands, except per share data)

	InfoSpace (1)	2SS Holdings (2)	Presentation Adjustments (3)	Pro Forma Adjustments (4)	Pro Forma
Revenues:	$162,199	$76,577	$—	$—	$238,776
Cost of sales:	108,008	7,785	(750)	5,609	120,652

Gross profit	54,191	68,792	750	(5,609)	118,124
Expenses and other income:
Engineering and technology	5,254	3,369	(353)	84	8,354
Sales and marketing	16,757	26,540	462	123	43,882
General and administrative	16,643	7,198	369	453	24,663
Depreciation and amortization of intangible assets	1,689	—	272	9,530	11,491
Other loss (income), net	274	(32)	—	2,985	3,227

Total expenses and other loss (income)	40,617	37,075	750	13,175	91,617

Income from continuing operations before income taxes	13,574	31,717	—	(18,784)	26,507
Income tax expense	(4,927)	(7,871)	—	3,521	(9,277)

Income from continuing operations	$8,647	$23,846	$—	$(15,263)	$17,230

Earnings per share - Basic
Income from continuing operations	$0.23				$0.46

Earnings per share - Diluted
Income from continuing operations	$0.23				$0.45

Weighted average shares outstanding used in computing basic income per share	37,451				37,451

Weighted average shares outstanding used in computing diluted income per share	38,131				38,131

InfoSpace, Inc.

Unaudited Pro forma Condensed Consolidated Statements of Continuing Operations

Year ended December 31, 2010

(Amounts in thousands, except per share data)

	InfoSpace (1)	2SS Holdings (2)	Presentation Adjustments (3)	Pro Forma Adjustments (4)	Pro Forma
Revenues:	$214,343	$71,375	$—	$—	$285,718
Cost of sales:	138,995	8,043	(819)	7,492	153,711

Gross profit	75,348	63,332	819	(7,492)	132,007
Expenses and other income:
Engineering and technology	8,471	4,326	(459)	166	12,504
Sales and marketing	28,145	22,426	375	243	51,189
General and administrative	32,843	1,606	448	2,245	37,142
Depreciation and amortization of intangible assets	3,138	—	455	12,729	16,322
Other loss (income), net	(15,247)	(22)	—	4,512	(10,757)

Total expenses and other loss (income)	57,350	28,336	819	19,895	106,400

Income from continuing operations before income taxes	17,998	34,996	—	(27,387)	25,607
Income tax expense	(8,725)	(13,399)	—	13,162	(8,962)

Income from continuing operations	$9,273	$21,597	$—	$(14,225)	$16,645

Earnings per share - Basic
Income from continuing operations	$0.26				$0.46

Earnings per share - Diluted
Income from continuing operations	$0.25				$0.45

Weighted average shares outstanding used in computing basic income per share	35,886				35,886

Weighted average shares outstanding used in computing diluted income per share	36,829				36,829

INFOSPACE, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements consist of the historical statements of continuing operations and balance sheet of InfoSpace, Inc. (“the Company”) and 2SS Holdings, Inc. (“2SS Holdings”) as of and for the year ended December 31, 2010 and as of and for the nine months ended September 30, 2011, with adjustments to reflect the acquisition of 2SS Holdings by the Company, as described herein:

1.	Represents the historical results of continuing operations and financial position of the Company derived from the Company’s Consolidated Financial Statements as previously reported in its Amendment No. 1 to its Annual Report on Form 10-K/A as of and for the year ended December 31, 2010, and its Report on Form 10-Q as of and for the period ended September 30, 2011.

2.	Represents the historical operating results and financial position of 2SS Holdings derived from 2SS Holdings’s historical unaudited consolidated financial statements of earnings for the nine months ended September 30, 2011 and 2010, its unaudited consolidated balance sheet as of September 30, 2011, its audited consolidated financial statements of earnings for the years ended April 30, 2011 and 2010, and the notes thereto, included in Exhibit 99.2 of this Form 8-K/A.

3.	These adjustments are to conform the presentation of 2SS Holdings’s statements of earnings in a manner consistent with the Company’s presentation. 2SS Holdings has historically allocated certain common costs, such as occupancy, depreciation, information technology and other corporate expenses amongst the various categories presented in the statement of operations, and has included certain costs in categories that were not consistent with the Company’s presentation; such as customer service expenses, research and development expenses, depreciation, and insurance expenses. These adjustments did not impact 2SS Holdings’s previously reported net earnings. For all periods presented, 2SS Holdings’s recorded product revenue that was less than 10% of consolidated pro forma revenues; hence, product revenue is not separately presented in the statements of continuing operations, but is combined with services revenue and presented as one amount.

4.	The Company acquired all of the outstanding stock of 2SS Holdings’s parent company in exchange for cash of $287.5 million, plus estimated acquisition costs of $1.3 million, and $3.3 million of debt origination costs related to the $105 million credit facility used to help fund the acquisition(of which $100 million was drawn). The purchase price has been allocated on a preliminary basis to the identifiable tangible and intangible assets acquired and liabilities assumed. 2SS Holdings incurred expenses related to the H&R Block failed transaction process in the year ended December 31, 2010 and in the nine months ended September 30, 2011 of $607,000 and $6.4 million, respectively, which amounts are included in general and administrative expenses for this pro forma presentation. The identifiable tangible assets and liabilities assumed are based on their estimated fair values at January 31, 2012, as follows (amounts in thousands):

Fair Value
Tangible assets acquired	$21,476
Liabilities assumed	13,845

Identifiable net assets acquired	7,631
Fair value adjustments to intangible assets
Customer relationships	101,400
Proprietary technology	29,800
Trade name	19,500

Fair value of intangible assets acquired	$150,700

Acquisition price:
Cash paid	287,500
Less identifiable net assets assumed	(7,631)
Plus deferred tax liability related to definite-lived intangible assets	52,745
Less fair value of intangible assets acquired	(150,700)

Excess of purchase price over net assets acquired, allocated to goodwill	$181,914

The Company’s preliminary estimates of the economic lives of the acquired intangible assets are eight years for the customer relationships, four years for the proprietary technology, approximately three years for the personal property assets, and the trade name is estimated to have an indefinite-life. The Company plans to amortize the definite-lived intangible assets over their respective estimated lives. The pro forma adjustments include the amortization of the intangible assets over their respective useful lives, stock-based compensation expense for equity awards granted to 2SS Holdings’s employees upon acquisition, estimated interest expense related to the credit facility used to help fund the acquisition. The purchase price in excess of the fair values of the net assets acquired and the identifiable intangible assets was allocated to goodwill. Goodwill and trademarks are considered intangible assets with indefinite lives and will be tested for impairment at least annually, with the Company’s other indefinite lived assets.

For purposes of this pro forma information, the U.S. federal statutory tax rate of 35 percent has been used for all periods presented. This rate is an estimate and does not take into account any possible future tax events that may result for the ongoing combined company. Had the result of 2SS Holdings’s operations been included in the Company’s U.S. federal consolidated return for the periods presented, the Company would have been able to offset 2SS Holdings’s U.S taxable income against the Company’s net operating loss carryforwards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2012

INFOSPACE, INC.

By:	/s/ ERIC M. EMANS
Eric M. Emans
Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description

23.1	Consent of Independent Public Accountants.

99.1*	Press release issued on January 31, 2012.

99.2	2SS Holdings Inc.’s Unaudited Consolidated Financial Statements as of September 30, 2011 and for the five months ended September 30, 2011 and 2010, and Audited Consolidated Financial Statements as of and for the years ended April 30, 2011, 2010, and 2009.

*	Previously filed.